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                                                      EXHIBIT 23.5


                 CONSENT OF MCCARTHY TETRAULT


 RE:  BEAR ISLAND FORM S-4 REGISTRATION STATEMENT


 We consent to the reference to our firm under the caption "Description of the Notes - Enforceability of Judgments."


 /s/  McCarthy Tetrault
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 McCarthy Tetrault


 Montreal, Canada
 January 22, 1998